Exhibit 99.1
Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Foundation Finance Company LLC
7802 Meadow Rock Drive
Weston, Wisconsin 54476
1
Independent Accountants' Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Foundation Finance Company LLC (the “Company”) and Goldman Sachs & Co. LLC (“Goldman”) and Guggenheim Securities, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of retail installment contracts in conjunction with the proposed offering of Foundation Finance Trust 2019-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Contract File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 21, 2019, at the instruction of representatives of Goldman, on behalf of the Company, we accessed the “Goldman Website” and obtained a computer-generated retail installment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business January 31, 2019, with respect to 27,409 retail installment contracts (the “Statistical Contract File”).

At the Company’s instruction, we randomly selected 100 retail installment contracts (the “Sample Contracts”) from the Statistical Contract File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the retail installment contract characteristics (the “Characteristics”) set forth on the Statistical Contract File and indicated below.

Characteristics
1. Account number (for informational purpose only)
2. Dealer name
3. Loan type (installment or revolving)
4. Borrower state
5. Amount financed
6. Interest rate
7. Deferred original term
8. Same As Cash (“SAC”) original term
9. Monthly payment
10. Number of original payments
11. Interest start date
12. FICO score

13. Current principal balance
14. Days delinquent
15. Loan purpose
16. Homeowner status
17. Income
18. Years at residence
19. Years at employer
20. Debt to income
21. Net investment amount
22. Deferred remaining term*
23. SAC remaining term (if applicable)
24. Number of remaining payments

         * For Sample Contracts that indicated a deferment period on the Contract that was still effective as of January 31, 2019.

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 2. to the corresponding information set forth on or derived from the respective Loan Contract or Assumption Agreement (collectively, the “Contract”).

We compared Characteristics 3. through 10. to the corresponding information set forth on or derived from the respective Contract.

We compared Characteristics 11. through 20. to the corresponding information set forth on or derived from screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).

We compared Characteristic 21. to the corresponding information set forth on the “Nacha File.”

We compared Characteristic 22. to the number of months between (i) January 31, 2019 and (ii) the “first payment date” (as set forth on the Servicing System Screen Shots).

We compared Characteristic 23. to the number of months between (i) January 31, 2019 and (ii) the “abatement end date” (as set forth on the Servicing System Screen Shots).

We compared Characteristic 24. to the corresponding information set forth on the “Amortization Schedule.”

For purposes of our procedures and at your instruction:

●
with respect to Characteristic 6., for the Sample Contracts indicated in Appendix A, we observed a difference with respect to the interest rate set forth on the Statistical Contract File when compared to the interest rate set forth on the Contract.  For these Sample Contracts, we were instructed to perform an additional procedure and compare the interest rate set forth on the Statistical Contract File to the corresponding information set forth on the Servicing System Screen Shots.  Further, differences of 0.03% or less are deemed to be in agreement;

●
with respect to Characteristic 10., for Sample Contracts with a loan type of “revolving” (as set forth on the Contract), we recalculated the number of original payments using (i) the interest rate, amount financed, monthly payment and “origination date” (each as set forth on or derived from the Contract) and “SAC end date” and “first payment date” (each as set forth on Servicing System Screen Shots) and (ii) certain methodologies provided by the Company.  We compared such recalculations to the number of original payments set forth on the Statistical Contract File;

●
with respect to our comparison of Characteristic 12., in those instances where we observed two FICO scores on the Servicing System Screen Shots, we were instructed to use the lower of the two FICO scores for purposes of our comparisons;

●
with respect to our comparison of Characteristics 18. and 19., for Sample Contracts with the years at residence and/or years at employer (as set forth on the Statistical Contract File) of greater than 1 year, we were instructed to round down such number to the nearest whole year and compare such result to the years at residence or years at employer, as applicable, set forth on the Servicing System Screen Shots;

●	with respect to our comparison of Characteristic 20., differences of 0.01% or less are deemed to be in agreement; and

●
with respect to our comparison of Characteristic 21., for the Sample Contracts indicated in Appendix B, we observed a difference with respect to the net investment amount set forth on the Statistical Contract File when compared to the net investment amount set forth on the Nacha File.  For these Sample Contracts, we were instructed to perform an additional procedure and subtract the "ACH Premium" set forth on the Servicing System Screen Shots from the net investment amount set forth on the Nacha File.  We compared such recalculated amounts to the corresponding information set forth on the Statistical Contract File.

The retail installment contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents.  In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above mentioned Contract Documents, except as described in Appendix C.  Supplemental information is contained on Appendix D.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the retail installment contracts underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the retail installment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 12, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 12, 2019 (Redacted).

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Sample Contracts:

[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 12, 2019 (Redacted).

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 21. for the following Sample Contracts:

[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]
[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 12, 2019

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Five differences in number of original payments.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 12, 2019 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix C
Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Contract File	Characteristic set forth on or derived from the Contract Documents

1	[REDACTED]	Number of original payments	87	84
1	[REDACTED]	Number of original payments	126	127
1	[REDACTED]	Number of original payments	125	117
1	[REDACTED]	Number of original payments	126	115
1	[REDACTED]	Number of original payments	85	83

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.